EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Microlin Bio, Inc. (the “Company”) for the period ended September 30, 2015 as filed with the Securities and Exchange Commission (the“Report”), I, Joseph Hernandez, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. Section. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 27, 2016

/s/ Joseph Hernandez

Joseph Hernandez

Executive Chairman (principal executive officer and principal financial officer)